UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2011

COMPUMED, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-14210	95-2860434
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5777 West Century Blvd., Suite 360, Los Angeles, CA 90045
 (Address of principal executive offices)

Registrant's telephone number, including area code:
(310) 258-5000

NA
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01  Entry into a Material Definitive Agreement.

On January 14, 2011, CompuMed, Inc., a Delaware corporation (the “Company”), entered into an amended revolving line of credit agreement (the “Second Amended Credit Agreement”)  between the Company, as Borrower, and Boston Avenue Capital, LLC, an Oklahoma limited liability company, as Lender (the “Lender” or “BAC”).  The Second Amended Credit Agreement amends the original credit agreement entered into between Borrower and Lender dated February 15, 2008 and amended December 16, 2008 (the “Original Credit Agreement”).

The Second Amended Credit Agreement provides a credit facility in an aggregate principal amount of up to $300,000.  Advances under the revolving line of credit shall bear interest at four percent (4%) payable quarterly in arrears for the prior fiscal quarter on the fifth business day of each January, April, July and October commencing after the first advance.  The Second Amended Credit Agreement matures on December 31, 2012.

The Second Amended Credit Agreement contains customary representations and warranties of the Company.  Availability under the new revolving line of credit is subject to certain conditions, including (i) that no advances exceed the credit limit and (ii) that the members of the board of directors of the Company unanimously approve any advance.

Advances under the Second Amended Credit Agreement may be prepaid at any time in whole or in part without premium or penalty.  The Second Amended Credit Agreement also includes certain customary events of default including, but not limited to:  Failure to pay principal or interest when due (subject to grace period); any representation or warranty proving to have been materially incorrect when made or confirmed; failure to perform or observe covenants set for the in the Second Amended Credit Agreement; and bankruptcy and insolvency defaults.

On January 14, 2011, the Board of Directors of the Company approved the Second Amended Credit Agreement, with Mr. Chuck Gillman, a Portfolio Manager for BAC, abstaining.

The descriptions of the Second Amended Credit Agreement provided under this Item 1.01 is qualified in its entirety by the terms of the Second Amended Credit Agreement and the Promissory Note itself, which are filed as exhibits 10.18 and 10.19 to this Current Report on Form 8-K.

Item 1.02  Termination of a Material Definitive Agreement.

Pursuant to the Second Amendment Amended Credit Agreement, the Original Credit was terminated in its entirety effective January 14, 2011.

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Item 2.03  Creation of Direct Financial Obligation or an Obligation under an Office-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 of this Current Report on Form 8-K with respect to the Second Amended Credit Agreement is incorporated by reference into this Item 2.03.

Item 9.01  Financial Statement and Exhibits.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit Number	Exhibit Description
10.18	Second Amended Line of Credit Agreement, dated January 14, 2011 between the Company, as Borrower, and Boston Avenue Capital, LLC, as Lender.
10.19	Promissory Note dated January 14, 2011 between the Company, as Borrower, and Boston Avenue Capital, LLC, as Lender

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUMED, INC.

By:	/s/ Maurizio Vecchione
Maurizio Vecchione Interim Chief Executive Officer

Date:  January 21, 2011

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